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AAM AMERICAN AXLE & MANUFACTURING HOLDINGS INC. SHAREHOLDER OUTREACH SPRING 2023 April 2023 BRINGING THE FUTURE FASTER

Forward-Looking Statements AAM BRINGING THE FUTURE FASTER This presentation information contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. These risks and uncertainties include factors detailed in the reports we file with the SEC, including those described under "Risk Factors" in our most recent Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. These forward-looking statements speak only as of the date of this communication. We expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. It should also be noted that this information contains certain financial measures, including Adjusted EBITDA, Adjusted Earnings per Share, Adjusted Free Cash Flow, Net Leverage Ratio and Liquidity that are not required by, or presented in accordance with, accounting principles generally accepted in the United States, or GAAP. These measures are presented here to provide additional useful measurements to review our operations, provide transparency to investors and enable period-to-period comparability of financial performance. A description of non-GAAP financial measures that we use to evaluate our operations and financial performance, and reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated and reported in accordance with GAAP, can be found in the appendix under "Reconciliation of Non-GAAP Measures." 2

Outreach Topics AAM BRINGING THE FUTURE FASTER AXL Overview and Current Business Profile Corporate Governance (including Executive Compensation) Sustainability Initiatives Shareholder Feedback and Q&A 3

AAM - Quick Facts AAM BRINGING THE FUTURE FASTER Global-leader in design, engineering and manufacturing of automotive propulsion systems and technologies to support electric, hybrid and ICE vehicles $5.8B 2022 Revenue ~19,000 Employees 18 Countries Over 80 Locations 14 Global Engineering and Tech Centers DRIVELINE One of the leaders in hybrid and electric driveline solutions A Global Leader in Full-size Pickup Truck and SUV Driveline Systems AWD Systems for Crossover Vehicles Damped Gears, Viscous Dampers and Rubber Isolation Pulleys Pioneer of Disconnecting AWD Systems METAL FORMING Strong position in electrified propulsion components Leading automotive forger in the world A Global Leader in Forged Gears & Shafts CVT Pulleys Powdered Metal Connecting Rods Aluminum Valve Bodies Machined Helical Gears Differential Assemblies 4

2022 AAM Highlights

BRINGING THE FUTURE FASTER



Began to supply electric drive units for the Mercedes-AMG GT 63 S E PERFORMANCE vehicle



Secured contracts worth over $10 billion for next generation full-size truck axle programs with multiple customers

Recognized as an Overdrive Award winner at GM's 30th annual Supplier of the Year Awards



Awarded multiple contracts to supply major global OEMs with components for electric vehicles



Named by GM as the new axle supplier for its next generation Colorado and Canyon pickup trucks for model year 2023


Forbes 2022
AMERICA'S
BEST LARGE
EMPLOYERS
POWERED BY STATISTA

Named one of Forbes America's Best Large Employers


Automotive News
PACE
AWARD
2022 WINNER

Won three PACE Awards for our innovative electric vehicle technology and collaboration

TEKFOR

Acquired Tekfor Group to provide synergies, diversify sales mix and increase electrification product portfolio


2021

Announced commitment to net zero carbon emissions by 2040 in Sustainability Report

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AAM Long-Term Value Creation AAM BRINGING THE FUTURE FASTER Diversification Balanced mix of customers and geography. Expand our product portfolio, driving opportunities with new OEMs and regions. Agnostic to propulsion market changes. Sales Grow above market by leveraging scale and technology. Electrification will further drive expansion into new segments. Protect and extend the core business. Offer a compelling value proposition to customers. Financials Leverage AAM's Operating Systems to drive top tier EBITDA margin and cash flow generation. Enhance balance sheet strength. Long-Term Focus Leader in electric propulsion technology. Increase size and scale through organic and inorganic growth. Effective deployment of capital. 6

Corporate Governance Highlights AAM BRINGING THE FUTURE FASTER

Independent and Engaged Board AAM BRINGING THE FUTURE FASTER Independence 9 out of 10 directors are independent Lead Independent Director Committees comprised of only independent directors (except Executive Committee) Independent directors meet regularly in executive session without management present Accountability Proactive shareholder engagement program Proxy access by-laws Majority vote for directors in uncontested elections Candid Board and committee evaluation process Commitment to Board refreshment Sound Practices Board policy requires inclusion of women and minority candidates in the selection process for every open seat Nominating/Corporate Governance Committee oversight of sustainability program and human capital management, including DEI initiatives and succession planning Director education, including a recent DEI awareness workshop Stock ownership requirements for directors and executive officers Hedging or pledging of AAM stock is prohibited Risk Management Active Board oversight of AAM's overall risk management structure Individual Board committees oversee risks related to their areas of responsibility AAM has robust risk management processes throughout the Company The Board and its committees receive regular updates from management on top enterprise risks and related risk mitigation activities AAM performs thorough risk assessments, including a recent climate risk scenario analysis, cybersecurity risk assessment and a product life cycle assessment 30% Board Diversity (2 Women and 1 Black) 8

Compensation Linked To Strategic Business Objectives AAM BRINGING THE FUTURE FASTER AAM's compensation philosophy supports our business strategy and performance, aligns with shareholder interests and pays competitively. Our compensation programs are designed to balance short-term performance and long-term growth. A significant portion of CEO and other NEO pay is performance based and at risk The Compensation Committee annually reviews performance metrics, targets and payouts to ensure they are challenging stretch goals that drive performance while mitigating risk. Strategic Business Objective Continue to strengthen the balance sheet; provide funding for organic growth, research & development, and other capital priorities; reduce leverage Develop innovative technology, including electrification, and reinvest in research & development Secure future replacement business and achieve profitable growth while retaining flexibility to address market changes Drive productivity and financial performance Achieve progress on ESG priorities, including DEI initiatives and environmental goals Create sustainable value for shareholders and align with our shareholders' experience Alignment Incentive Metric Operational cash flow 2022 Annual Incentive Program (40% metric) Free Cash Flow 2022 LTI Performance Awards (100% metric of performance-based LTI) Strategic Goals 2022 Annual Incentive Program (10% metric) EBITDA margin 2022 Annual Incentive Program (40% metric) ESG/Sustainability Goals 2022 Annual Incentive Program (10%) Relative TSR 2022 LTI Performance Awards (modifier -15% or +15%) AAM utilized EBITDA margin, cash flow, ESG/Sustainability goals and a relative TSR modifier as incentive compensation metrics for 2022 Note: For definitions of Adjusted EBITDA, EBITDA (refers to adjusted EBITDA margin under Annual Incentive Plan), Adjusted Free Cash Flow, Operational Cash Flow and Non-GAAP reconciliations, please see the attached appendix 9

2022 Annual Incentive Compensation AAM BRINGING THE FUTURE FASTER 2022 annual incentive performance measures were set to drive operational performance and advance key strategic and ESG/sustainability initiatives Measure EBITDA Margin Operational Cash Flow Strategic Measures ESG/Sustainability Measures Description Supports maintaining a flexible cost structure and protects margins despite inflation impacts, increased R&D spend and metal market cost recoveries Encourages focus on annual cash flow target achievement to reduce debt and on the capital intensity of our business profile Designed to emphasize importance of continuous effort and focus on supporting AAM as a premier global Tier 1 automotive supplier New measure for 2022 in response to shareholder feedback, aligning an incentive pay outcome with meaningful advancements in our sustainability program Weighting 40% 40% 10% 10% Note: For definitions of Adjusted EBITDA, EBITDA (refers to adjusted EBITDA margin under Annual Incentive Plan), Adjusted Free Cash Flow, Operational Cash Flow and Non-GAAP reconciliations, please see the attached appendix 10

2022 Annual Incentive Compensation

BRINGING THE FUTURE FASTER

Financial Measures	Weighting	Threshold (Payout 0%)	Target (Payout 100%)	Maximum (Payout 200%)	2022 Actual Performance	% of Target Earned	2022 Actual Payout
EBITDA Margin	40%	11.00%	13.50%	15.00%	13.06%	82%	33% ✓
Operational Cash Flow	40%	$400 million	$550 million	$625 million	$573 million	131%	52% ✓

	Achievements
Strategic Measures (actual payout: 20%) ✓	• Received awards for first electric-beam axle with EKA Mobility and electric vehicle components with multiple OEMs • Won three Automotive News Pace awards for innovation and collaboration • Over $150 million in debt reduction and extended debt maturities at a lower interest rate • Acquired Tekfor Group in June 2022 • Launched 17 product programs and received the GM Overdrive Award for sixth consecutive year • Integrated AAM's environmental operating system module (E[4]) into our operating system and updated AAM's safety program (S[4]) to include electrical safety
ESG/Sustainability Measures (actual payout: 20%) ✓	• Hired first Director of DEI, launched AAM's 2+1 global DEI program, engaged in associate surveys and created responsive action plans, and named on Forbes list of Best Employers for Diversity • Improved our CDP climate change report score to an A- from a C • Included a standalone sustainability component to annual incentive compensation program

Adjusted EBITDA Margin

- Delivered one of the highest EBITDA margins among our competitor peer group


12.9%
9.3%
2022
AXL
Group Average

Competitor peer group average comprises ADNT, ALV, AXL, BWA, DAN, LEA and MGA

Total Cumulative Actual Payout 125% of Target

Note: For definitions of Adjusted EBITDA, EBITDA (refers to adjusted EBITDA margin under Annual Incentive Plan), Adjusted Free Cash Flow, Operational Cash Flow and Non-GAAP reconciliations, please see the attached appendix

11

2022 Long-Term Incentive Compensation AAM BRINGING THE FUTURE FASTER Adjusted Free Cash Flow: Over $1 Billion Reduce debt (nearly $700 million) Invest in electrification and next generation successor programs Strategic initiatives Tekfor acquisition Maintain liquidity during pandemic and industry challenges Record Performance 2020-2022 Payout of 2020 performance awards Despite unprecedented market conditions, delivered over $1 billion of adjusted free cash flow, allowing AAM to reduce debt, invest in electrification and next generation successor programs, conduct strategic initiatives and maintain liquidity. No adjustments for the impact of COVID or other unanticipated macroeconomic events were made in determining the earned awards. The 2022 LTI award payout was reduced by 15% based on relative TSR performance over the three-year period. Based On Record Cash Flow, Earned 170% of Target Note: For definitions of Adjusted EBITDA, EBITDA (refers to adjusted EBITDA margin under Annual Incentive Plan), Adjusted Free Cash Flow, Operational Cash Flow and Non-GAAP reconciliations, please see the attached appendix 12

Sustainability Leadership and Oversight AAM BRINGING THE FUTURE FASTER Sustainability Program Governance and Oversight BOARD OF DIRECTORS CHAIRMAN AND CEO POLICY COMMITTEE SUSTAINABILITY PROGRAM LEAD (AAM PRESIDENT) CORPORATE SUSTAINABILITY TEAM The Board plays a critical role in AAM's Sustainability Program through effective oversight and responsiveness to feedback from shareholders. Consistent with shareholder expectations, the Board is actively engaged in overseeing AAM's Sustainability Program and holds senior leadership accountable for sustainability performance and reporting. ESG WORKING GROUP ENVIRONMENTAL SOCIAL PRODUCT SUPPLY CHAIN GOVERNANCE 13

Sustainability Initiatives AAM BRINGING THE FUTURE FASTER AAM BRINGING THE FUTURE FASTER POWERING A SUSTAINABLE FUTURE 2022 SUSTAINABILITY REPORT Scope 1,2, & 3 Emissions Achieve net zero carbon by 2040 Energy 100% Renewabe energy sourcing in the U.S. by 2025 Water Zero incidents of water contamination and water scarcity in watersheds where we operate Waste Zero-waste-to-landfill status for all facilities by 2035 We are focused on achieving profitable growth and doing so sustainably. Our climate goals were validated by Science Based Targets initiative (SBTi). Environmental Social Product Supply Chain Governance 14

Question and Answer AAM BRINGING THE FUTURE FASTER

Appendix AAM BRINGING THE FUTURE FASTER

Non-GAAP Reconciliation AAM BRINGING THE FUTURE FASTER 2022 Annual Incentive Performance Metrics EBITDA Margin: (in millions) Twelve Months Ended December 31, 2022 Net income $ 64.3 Interest expense 174.5 Income tax expense 2.0 Depreciation and amortization 492.1 EBITDA $ 732.9 Restructuring and acquisition-related costs 30.2 Debt refinancing and redemption costs 6.4 Unrealized loss on equity securities 25.5 Non-recurring items: Malvern fire insurance recoveries, net of charges (39.1) Gain on bargain purchase of business (13.6) Acquisition-related fair value of inventory adjustment 5.0 Adjusted EBITDA $ 747.3 Adjustment under Annual Incentive Plan: Impact of financial performance of Tekfor not included in target (15.9) Adjusted EBITDA under Annual Incentive Plan $ 731.4 Net Sales, as reported $ 5,802.4 Reduction for Tekfor sales (204.0) Net Sales under Annual Incentive Plan $ 5,598.4 Adjusted EBITDA margin under Annual Incentive Plan 13.06% 17

Non-GAAP Reconciliation AAM BRINGING THE FUTURE FASTER 2022 Annual Incentive Performance Metrics Operational Cash Flow: (in millions) Twelve Months Ended December 31, 2022 Adjusted EBITDA $ 747.3 Purchases of property, plant and equipment (171.4) Proceeds from sale of property, plant and equipment 4.7 Operational Cash Flow $ 580.6 Adjustments under Annual Incentive Plan: EBITDA impact of Tekfor acquisition (15.9) Purchases of property, plant and equipment related to Tekfor 8.3 Operational Cash Flow under Annual Incentive Plan $ 573.0 18

Non-GAAP Reconciliation 2020 - 2022 Long-term Incentive Performance Metric Free Cash Flow and Adjusted Free Cash Flow: (in millions) Twelve Months Ended December 31, 2022 2021 2020 Net cash provided by operating activities $ 448.9 $ 538.4 $ 454.7 Purchases of property, plant and equipment (171.4) (181.2) (215.6) Proceeds from sale of property, plant and equipment 4.7 2.0 1.7 Free Cash Flow $ 282.2 $ 359.2 $ 240.8 Restructuring and acquisition-related costs 30.8 63.7 70.6 Adjusted Free Cash Flow $ 313.0 $ 422.9 $ 311.4 Three-year cumulative adjusted Free Cash Flow $ 1,047.3 19

AAM www.aam.com